[CBA FUND LOGO]



CBA Money Fund
Annual Report
February 28, 1997

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CBA Money Fund
Box 9011
Princeton, NJ 08543-9011                                 #11676 -- 2/97


CBA Money Fund
Dear Shareholder:

For the year ended February 28, 1997, CBA Money Fund paid shareholders a net annualized dividend of 4.87%*. For the six-month period ended
February 28, 1997, the Fund's net annualized dividend was 4.79%*. The Fund's 7-day yield as of February 28, 1997 was 4.77%.

The average portfolio maturity for CBA Money Fund at February 28, 1997 was 68 days, compared to 62 days at August 31, 1996.

The Environment
There was a relatively benign economic environment as 1996 drew to a close, a trend which continued into the first months of 1997. Inflation remains low, the pace of economic activity is moderate, and trends in corporate earnings generally still appear to be favorable, although the rate of increase in profits will probably be slower in 1997 than in previous years.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. This tendency was illustrated in the stock and bond market volatility sparked by Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony before Congress in late February. Investors interpreted Chairman Greenspan's comments as indicative of a tightening in monetary policy, although stock and bond prices did stabilize subsequently. Continued steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year, provided that it is not accompanied by successive preemptive moves by the Federal Reserve Board to raise interest rates to quell potential inflationary forces.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

For most of the six-month period ended February 28, 1997, an environment of modest economic growth and low inflation encouraged the Fund to maintain a relatively aggressive investment posture. However, recent evidence of above-trend economic growth and tightness in the labor market influenced the Fund to adopt a slightly more defensive investment structure.

On the international front, the US dollar continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

The portfolio's composition at the end of the February period and as of our last report is detailed below:

                                              2/28/97          8/31/96
                                              -------          -------
Bank Notes                                      1.1%             1.7%
Certificates of Deposit                         3.8               --
Certificates of Deposit -- Yankee*              1.6              0.7
Commercial Paper                               54.8             53.2
Corporate Notes                                11.1              5.3
Master Notes &
Funding Agreements                              2.9              3.2
Repurchase Agreements                           1.0              4.9
US Government & Agency
Obligations                                    23.5             31.7
Other Assets Less Liabilities                   0.2               --
Liabilities in Excess of
  Other Assets                                   --             (0.7)
                                            -------          -------
                                              100.0%           100.0%
                                            =======          =======

*US branches of foreign banks.

In Conclusion
We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/CARLO J. GIANNINI
Carlo J. Giannini
Vice President and Portfolio Manager

April 1, 1997

Officers and Trustees

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Carlo J. Giannini--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

* For inquiries regarding your CBA account, call (800) 247-6400.



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

CBA Money Fund
Schedule of Investments as of February 28, 1997                                           (in Thousands)

                                       Face             Interest            Maturity             Value
Issue                                 Amount              Rate*               Date             (Note 1a)
                                                    Bank Notes -- 1.1%
First Bank N.A.,                     $25,000             5.283%             1/22/98             $24,982
Milwaukee+
Total Bank Notes (Cost -- $24,982)                                                               24,982

                                            Certificates of Deposit -- 3.8%
Bankers Trust Company                 25,000              5.40              5/05/97              24,998
Chase Manhattan                       35,000              5.52              7/08/97              34,997
Bank, NY
Morgan Guaranty                       25,000              5.71              1/06/98              24,971
Trust Company, NY
Total Certificates of Deposit
(Cost -- $84,992)                                                                                84,966

                                       Certificates of Deposit -- Yankee -- 1.6%
ABN-AMRO                              10,000              5.68             12/22/97               9,987
Bank N.V.
Bayerische Landesbank                 15,000              5.50             12/04/97              14,960
Girozentrale
Deutsche Bank NY                      10,000              5.63              2/26/98               9,979
Total Certificates of Deposit -- Yankee
(Cost -- $34,981)                                                                                34,926

                                               Commercial Paper -- 54.8%
ARCO British Limited                  17,337              5.35              3/12/97              17,306
Allomon Funding                       10,242              5.28              3/19/97              10,214
Corporation                           28,179              5.28              3/20/97              28,096
Alpine Securitization                 25,000              5.33              3/04/97              24,985
Corp.                                 19,576              5.28              4/03/97              19,478
American Honda                        25,000              5.28              4/02/97              24,879
Finance Corp.
Atlantic Asset                        20,263              5.50              3/17/97              20,212
Securitization Corp.                  29,737              5.28              3/26/97              29,624
Bank of Scotland                      20,000              5.35              4/02/97              19,901
Treasury Services PLC                 15,000              5.30              5/12/97              14,837
Beta Finance Inc.                     25,000              5.35              4/07/97              24,858
                                      16,000              5.35              4/17/97              15,886
CXC Incorporated                       5,000              5.28              4/08/97               4,971
Caisse D'amortissement                25,000              5.38              7/09/97              24,511
de la Dette Sociale
Chrysler Financial                    25,000              5.33              3/20/97              24,926
Corporation
Columbia/HCA                          20,000              5.30              4/02/97              19,903
Healthcare Corporation                20,000              5.28              5/30/97              19,730
Commonwealth Bank                     25,000              5.45              3/27/97              24,899
of Australia                          15,000              5.36              7/31/97              14,658
                                      35,000              5.36              8/05/97              34,171
Countrywide Home
Loans, Inc.                           25,000              5.33              3/05/97              24,981
Credit Suisse                         10,000              5.32              4/28/97               9,912
First Boston, Inc.
Eiger Capital Corp.                   24,937              5.32              3/12/97              24,893
Eureka                                25,000              5.32              3/25/97              24,908
Securitization Inc.                   20,000              5.30              4/03/97              19,900
Finova Capital Corp.                  25,000              5.38              4/16/97              24,826
                                      25,000              5.38              7/16/97              24,485
Ford Motor Credit Co.                 25,000              5.48              3/17/97              24,936
                                      25,000              5.48              3/24/97              24,910
GTE Corporation                       25,000              5.32              3/13/97              24,952
General Motors                        25,000              5.31              5/23/97              24,688
Acceptance Corp.                      30,000              5.45              7/10/97              29,409
                                      15,000              5.41              7/24/97              14,673
                                      25,000              5.40              7/25/97              24,452
Goldman Sachs                         25,000              5.30              5/30/97              24,662
Group, L.P.
Industrial Bank of Korea               5,000              5.37              3/06/97               4,995
                                      10,000              5.35              4/15/97               9,932
                                       7,000              5.37              5/13/97               6,923
                                      17,000              5.32              5/22/97              16,790
International Lease                   25,000              5.36              7/23/97              24,459
Finance Corp.
International                         10,000              5.28              3/18/97               9,974
Securitization Corp.                  40,000              5.28              3/20/97              39,883
Korea Development                      6,700              5.32              3/06/97               6,694
Bank                                  15,000              5.38              4/28/97              14,868
                                      25,000              5.33              5/12/97              24,729
Mont Blanc                            28,251              5.28              4/11/97              28,077
Capital Corp.
Morgan Stanley                        25,000              5.34              4/25/97              24,792
Group, Inc.
NYNEX Corporation                     10,000              5.28              3/26/97               9,962
National Fleet                        20,000              5.32              4/02/97              19,902
Funding Corp.                         18,000              5.28              4/23/97              17,857
New Center Asset Trust                25,000              5.49              3/19/97              24,929
                                      15,000              5.35              4/01/97              14,928
Old Line Funding Corp.                20,000              5.32              3/03/97              19,991
                                      30,000              5.35              3/10/97              29,955
                                      25,000              5.30              3/21/97              24,923
                                      20,000              5.29              4/03/97              19,900
RTZ America, Inc.                     10,100              5.30              5/16/97               9,984
Santander Finance                     10,000              5.40              7/23/97               9,784
(Delaware) Inc.
Transamerica Finance                  20,000              5.33              5/30/97              19,730
Corp.                                 15,000              5.32              6/17/97              14,757
Westpac Capital                       12,180              5.30              5/14/97              12,044
Corporation
Total Commercial Paper
(Cost -- $1,225,398)                                                                          1,225,394

                                                 Corporate Notes -- 11.1%
Abbey National                        25,000              5.297             5/16/97              24,995
Treasury Services PLC+                25,000              5.36              2/10/98              24,984
                                      20,000              5.34              2/25/98              19,985
Asset-Backed Securities               25,000              5.422            10/15/97              25,000
Investment Trust (1996-M)+
Associates Corp. of                    6,500              9.70              5/01/97               6,539
North America                          4,000              6.80             12/29/97               4,029
CIT Group Holdings,                   25,000              5.36             10/27/97              24,989
Inc. (The)+                           25,000              5.35             12/23/97              24,982
Chase Manhattan Auto                   3,938              5.489             1/15/98               3,938
Owner Trust (1996-C)
First Bank Systems+                   15,000              5.363            12/17/97              15,000
LABS Trust                            24,261              5.438            12/29/97              24,261
(Series 1996-C),
Senior Notes
LINCS (Series 1996-3)+                10,000              5.422             1/12/98              10,000
Morgan Guaranty Trust+                15,000              5.365             2/19/98              14,992
SMM Trust Certificate                 25,000              5.422             1/15/98              25,000
(1997-Q)+
Total Corporate Notes
(Cost -- $248,701)                                                                              248,694

                                         Master Notes & Funding Agreements -- 2.9%
Goldman Sachs                         40,000              5.37              8/01/97              40,000
Group, L.P.+
Jackson National Life                 25,000              5.47              4/08/97              25,000
Insurance Co.+
Total Master Notes & Funding Agreements
(Cost -- $65,000)                                                                                65,000

                                           US Government & Agency Obligations --
                                           Non-Discount Notes -- 23.5%
Federal Farm Credit                   10,000              5.85             10/01/97              10,017
Banks
Federal Home Loan                      5,500              5.50             11/10/97               5,497
Banks                                 30,000              5.33+            12/10/97              29,989

Federal National                      15,000              5.30+%            3/14/97              15,000
Mortgage Association                  14,000              5.252+            4/15/97              13,998
                                      20,000              5.298+            4/28/97              19,998
                                       8,000              5.268+            5/14/97               7,999
                                      25,000              5.24+             5/22/97              24,996
                                      29,000              5.32+             7/16/97              28,993
                                      15,000              5.34+             8/01/97              14,997
                                      13,000              5.325+            9/03/97              12,995
                                      10,000              5.33+             9/09/97               9,996
                                       9,000              5.33+             9/29/97               8,997
                                      16,000              5.315+           10/20/97              15,991
                                       5,000              5.79             11/14/97               4,998
                                      25,000              5.38+             4/24/98              24,989
Student Loan                          25,000              5.74             10/03/97              25,030
Marketing Association                  5,000              5.49+            10/30/97               5,004
US Treasury Notes                     40,000              6.50              5/15/97              40,087
                                      15,000              6.125             5/31/97              15,019
                                      65,000              8.50              7/15/97              65,721
                                      25,000              5.875             7/31/97              25,047
                                      10,000              6.50              8/15/97              10,047
                                      13,000              6.00              8/31/97              13,024
                                      16,500              5.75              9/30/97              16,521
                                      30,000              8.75             10/15/97              30,581
                                       5,000              5.25             12/31/97               4,984
                                       7,000              5.00              1/31/98               6,953
                                      18,000              7.25              2/15/98              18,236

Total US Government & Agency Obligations --
Non-Discount Notes (Cost -- $525,646)                                                           525,704


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

                                        Repurchase Agreements** -- 1.0%
Face Amount                                          Issue
$21,375                                      Fuji Securities, Inc., purchased on
                                             2/28/1997 to yield 5.40% to 3/03/1997               21,375
Total Repurchase Agreements
(Cost -- $21,375)                                                                                21,375
Total Investments (Cost -- $2,231,075) -- 99.8%                                               2,231,041
Other Assets Less Liabilities -- 0.2%                                                             5,619
                                                                                             ----------
Net Assets -- 100.0%                                                                         $2,236,660
                                                                                             ==========


*  Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 28, 1997.
** Repurchase Agreements are fully collateralized by US Government Obligations.
+  Variable Rate Notes.

See Notes to Financial Statements.






CBA Money Fund
Statement of Assets and Liabilities as of February 28, 1997


Assets:
Investments, at value (identified cost -- $2,231,075,164*) (Note 1a)                                  $2,231,040,808
Interest receivables                                                                                       7,801,085
Prepaid registration fees and other assets (Note 1d)                                                         139,727
                                                                                                      --------------
Total assets                                                                                           2,238,981,620
                                                                                                      --------------

Liabilities:
Payables:
   Investment adviser (Note 2)                                                    $648,689
   Distributor (Note 2)                                                            605,214
   Dividends to shareholders (Note 1e)                                                 529
   Beneficial interest redeemed                                                          7                 1,254,439
                                                                                  --------
Accrued expenses and other liabilities                                                                     1,067,177
                                                                                                      --------------
Total liabilities                                                                                          2,321,616
                                                                                                      --------------

Net Assets                                                                                            $2,236,660,004
                                                                                                      ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                    $223,669,436
Paid-in capital in excess of par                                                                       2,013,024,924
Unrealized depreciation on investments -- net                                                                (34,356)
                                                                                                      --------------

Net Assets -- Equivalent to $1.00 per share based on 2,236,694,361 shares of beneficial
interest outstanding                                                                                  $2,236,660,004
                                                                                                      ==============


* The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was
  $2,231,091,639. As of February 28, 1997, net unrealized depreciation for Federal income tax purposes amounted to $50,831, of which $153,736 related to appreciated securities and $204,567 related to depreciated securities.


See Notes to Financial Statements.

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


CBA MONEY FUND
Statement of Operations for the Year Ended February 28, 1997


Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                        $113,194,767

Expenses:
Investment advisory fees (Note 2)                                $8,657,674
Transfer agent fees (Note 2)                                      3,420,214
Distribution fees (Note 2)                                        2,519,882
Registration fees (Note 1d)                                         204,304
Accounting services (Note 2)                                        143,588
Printing and shareholder reports                                    120,383
Custodian fees                                                      116,213
Professional fees                                                    64,698
Trustees' fees and expenses                                          40,616
Interest expense                                                        831
Other                                                                26,485
                                                                 ----------
Total expenses before reimbursement                              15,314,888
Reimbursement of expenses (Note 2)                                 (830,366)
                                                                 ----------
Total expenses after reimbursement                                                                14,484,522
                                                                                               -------------
Investment Income -- Net                                                                          98,710,245
Realized Gain on Investments -- Net (Note 1c)                                                         46,265
Change in Unrealized Appreciation on Investments -- Net                                              (81,776)
                                                                                               -------------
Net Increase in Net Assets Resulting from Operations                                             $98,674,734
                                                                                               =============






CBA Money Fund
Statements of Changes in Net Assets                                                       For the             For the
                                                                                        Year Ended          Year Ended
                                                                                     February 28, 1997   February 29, 1996
Increase (Decrease) in Net Assets:

Operations:
Investment income -- net                                                                $98,710,245        $87,416,442
Realized gain on investments -- net                                                          46,265            248,237
Change in unrealized appreciation on investments -- net                                     (81,776)           (12,858)
                                                                                     --------------     --------------
Net increase in net assets resulting from operations                                     98,674,734         87,651,821
                                                                                     --------------     --------------

Dividends & Distributions to Shareholders (Note 1e):
Investment income -- net                                                                (98,710,245)       (87,416,442)
Realized gain on investments -- net                                                         (46,265)          (248,237)
                                                                                     --------------     --------------
Net decrease in net assets resulting from dividends and distributions to shareholders   (98,756,510)       (87,664,679)
                                                                                     --------------     --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                      5,723,246,368      5,183,058,051
Net asset value of shares issued to shareholders in reinvestment of dividends and
distributions (Note 1e)                                                                  98,549,542         87,477,649
                                                                                     --------------     --------------
                                                                                      5,821,795,910      5,270,535,700
Cost of shares redeemed                                                              (5,573,053,954)    (4,688,838,267)
                                                                                     --------------     --------------
Net increase in net assets derived from beneficial interest transactions                248,741,956        581,697,433
                                                                                     --------------     --------------

Net Assets:
Total increase in net assets                                                            248,660,180        581,684,575
Beginning of year                                                                     1,987,999,824      1,406,315,249
                                                                                     --------------     --------------
End of year                                                                          $2,236,660,004     $1,987,999,824
                                                                                     ==============     ==============

See Notes to Financial Statements.

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

CBA Money Fund
Financial Highlights



The following per share data and ratios have been derived           For the       For the
from information provided in the financial statements.             Year Ended    Year Ended
                                                                   February 28,  February 29,  For the Year Ended February 28,
                                                                     1997          1996        1995        1994          1993
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of year                                   $1.00        $1.00        $1.00       $1.00         $1.00
                                                                ----------   ----------   ----------  ----------    ----------
Investment income -- net                                             .0475        .0524        .0396       .0260         .0304
Realized and unrealized gain (loss) on investments -- net               --*       .0001        .0005      (.0004)        .0017
                                                                ----------   ----------   ----------  ----------    ----------
Total from investment operations                                     .0475        .0525        .0401       .0256         .0321
                                                                ----------   ----------   ----------  ----------    ----------

Less dividends and distributions:
Investment income -- net                                            (.0475)      (.0524)      (.0396)     (.0260)       (.0304)
Realized gain on investments -- net                                     --*      (.0001)          --*     (.0004)       (.0014)
                                                                ----------   ----------   ----------  ----------    ----------
Total dividends and distributions                                   (.0475)      (.0525)      (.0396)     (.0264)       (.0318)
                                                                ----------   ----------   ----------  ----------    ----------
Net asset value, end of year                                         $1.00        $1.00        $1.00       $1.00         $1.00
                                                                ==========   ==========   ==========  ==========    ==========

Total Investment Return                                               4.87%        5.39%        4.04%       2.67%         3.23%
                                                                ==========   ==========   ==========  ==========    ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                         .69%         .75%         .77%        .71%          .71%
                                                                ==========   ==========   ==========  ==========    ==========
Expenses                                                               .73%         .79%         .81%        .75%          .75%
                                                                ==========   ==========   ==========  ==========    ==========

Investment income and realized gain on
investments -- net                                                    4.71%        5.22%        3.98%       2.62%         3.19%
                                                                ==========   ==========   ==========  ==========    ==========

Supplemental Data:
Net assets, end of year (in thousands)                          $2,236,660   $1,988,000   $1,406,315  $1,287,456    $1,242,686
                                                                ==========   ==========   ==========  ==========    ==========

* Amount is less than $.0001 per share.

See Notes to Financial Statements.




CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities with remaining maturities of greater than sixty days, for which market quotations are readily available, will be valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Other securities held by the Fund will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM (the "Manager") is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets, 0.425% of average daily net assets in excess of $500 million but not exceeding
$1 billion, and 0.375% of average daily net assets in excess of $1 billion. During the year ended February 28, 1997, the Manager earned $8,657,674, of which $830,366 was voluntarily waived.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Beneficial Interest Transactions:
The number of shares purchased and redeemed during the year corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


CBA Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders, CBA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 28, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CBA Money Fund as of February 28, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 2, 1997



CBA Money Fund
Important Tax Information (unaudited)

None of the ordinary income distributions paid daily by CBA Money Fund during the year ended February 28, 1997 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

   For the                                         Percentage of
Quarter Ended                                   Federal Obligations+

May 31, 1996                                           16.60%
August 31, 1996                                        16.46
November 30, 1996                                      20.38
February 28, 1997                                      14.37

Of the Fund's ordinary income dividends paid during the year ended February 28, 1997, 17.71% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

Please retain this information for your records.

+ For purposes of this calculation, Federal obligations include US
  Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.